SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 11, 2021

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VININGS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56194	84-3998117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Bradford Rd, Suite 420 Wexford, Pennsylvania		15090
(Address of principal executive offices)		(Zip Code)

724-934-6467

(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 6, 2021, Coeptis Pharmaceuticals, Inc. (“Coeptis”), our wholly-owned subsidiary, made initial payments under two agreements described below, making those agreement definitive agreements. The two definitive option purchase agreements are with VyGen-Bio, Inc. (“Vy-Gen”), pursuant to which Coeptis has the exclusive option to acquire co-development rights with respect to two Vy-Gen product candidates. Coeptis paid a total of $750,000 to acquire the two exclusive options.

The first option purchase agreement relates to Vy-Gen’s diagnostic product candidate CD38-SNP-DIAG, which is an early stage development platform technology targeted for a novel use of single nucleotide polymorphism (SNP) genotyping for determining optimal treatment decisions in B cell malignancies. Coeptis paid $250,000 to secure this exclusive option, and the option is exercisable at any time until December 31, 2021, with the option exercise payment being an additional $1,250,000-$1,750,000 depending on the timing of the exercise. Details of the intended co-development arrangement are summarized in the option agreement attached at Exhibit 4.1 to this Current Report on Form 8-K, and will be further developed when and if the long-form definitive co-development agreement is negotiated and finalized.

The second option purchase agreement relates to a product candidate based on VyGen’s early stage of development platform technology referred to as Gene-Edited Antibody Resistant (GEAR), which is targeted to potentially support numerous cell-therapy products with potential for co-administration with targeted monoclonal antibodies. The product candidate that is subject to the option is Vy-Gen’s CD38-GEAR-NK(Auto), which is a product candidate being developed to protect CD38+NK cells from destruction by CD38-mAbs. Coeptis paid $500,000 to secure this exclusive option, and the option is exercisable at any time until December 31, 2021, with the option exercise payment being an additional $3,000,000-$4,000,000 depending on the timing of the exercise. Details of the intended co-development arrangement are summarized in the option agreement attached at Exhibit 4.2 to this Current Report on Form 8-K, and will be further developed when and if the long-form definitive co-development agreement is negotiated and finalized. Vy-Gen has an option, after August 31, 2021 but before a formal exercise of the option by Coeptis, to buy-out this option for a one-time payment of $1,000,000. This option purchased agreement also grants to Coeptis the right to acquire an additional to-be-identified product candidate in the GEAR space for $3,500,000, provide that the initial option under this agreement is timely exercised.

In the event that an option is not exercised by December 31, 2021, that option will expire and Coeptis will not receive back any portion of its upfront payment related to the expired option.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exh. No.	Exhibit

4.1	Co-Development Option Purchase Agreement (SNP) between Coeptis Pharmaceuticals, Inc. and Vy-Gen Bio, Inc.
4.2	Co-Development Option Purchase Agreement (GEAR) between Coeptis Pharmaceuticals, Inc. and Vy-Gen Bio, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VININGS HOLDINGS, INC.

Date: May 11, 2021	By:	/s/ David Mehalick
Name: David Mehalick
Title: Chairman

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